UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2006

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11432 Lackland Road

St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (314) 214-7000

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[	]	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On June 28, 2006, TALX Corporation (the “Company”) issued a press release announcing that it is voluntarily responding to an initial inquiry by the Federal Trade Commission to assess whether TALX acquisitions in the unemployment compensation and Work Number businesses have significantly reduced competition.

The Company believes it has complied with applicable regulatory filing requirements and intends to cooperate with the inquiry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALX CORPORATION

Date: June 28, 2006	By:	/s/ L. Keith Graves
L. Keith Graves Senior Vice President and Chief Financial Officer